UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            November 29, 2011

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note
This Form 8-K/A is being furnished as an amendment (“Amendment No. 1”) to the current report on Form 8-K furnished by Mueller Water Products, Inc. (the “Company”) with the Securities and Exchange Commission (the "SEC") on November 2, 2011 (the “Original Filing”). The sole purpose of Amendment No. 1 is to disclose recent events affecting the disclosure included in the Original Filing. No other changes have been made to the Original Filing.

Item 2.02.	Results of Operations and Financial Condition.
On November 29, 2011, Mueller Water Products, Inc. announced certain developments that occurred subsequent to its fourth quarter earnings announcement on November 1, 2011, which was furnished with the SEC in connection with the Original Filing. A copy of the press release is attached as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Exhibit
(d) Exhibits.

99.1    Press release, dated November 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2011	MUELLER WATER PRODUCTS, INC.

/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer